UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 16, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Westergaard.com, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                    52-2002729
 ---------------------------                     ----------------------------
 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)


560 West 43rd Street, New York                             10036
--------------------------------                 ----------------------------
   (Address of principal                                (Zip Code)
    executive offices)

                                 (212) 947-1999
               --------------------------------------------------
               Registrant's telephone number, including area code


             ------------------------------------------------------
                (Former name or former address, if changed since
                                  last report.)

ITEM 5. OTHER EVENTS

      The website www.westergaard.com was shutdown on August 15, 2000. The Board of Directors of Westergaard.com, Inc., is considering whether to reorganize the Company and suspended all business operations on August 15, 2000, pending such decision.

ITEM 7. EXHIBITS

(c) Exhibits.

     99.1 Press release, dated August 15, 2000.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WESTERGAARD.COM, INC.


August 16, 2000

                                       By: /s/ THOMAS J. WOJCIECHOWSKI
                                           ---------------------------
                                        Thomas J. Wojciechowski, President
                                            Chief Executive Officer